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                                                                   Exhibit 10.15
                                 AMENDMENT TO
                              SEVERANCE AGREEMENT


     THIS AMENDMENT TO SEVERANCE AGREEMENT (this "Amendment") is made and entered into as of the 15th day of August, 1997, by and between Sterling Software, Inc., a Delaware corporation ("Sterling Software"), and ________, an individual (the "Executive").

                                   RECITALS:

     WHEREAS, Sterling Software and the Executive are parties to a Severance Agreement dated as of ________ (the "Agreement"); and

     WHEREAS, Sterling Software and the Executive desire to amend the Agreement in the manner set forth in this Amendment;

     NOW, THEREFORE, Sterling Software and the Executive hereby agree as follows:

     1.  Amendment. Section 4(b) of the Agreement is hereby amended in its
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entirety to read as follows:

     (b) an amount equivalent to the product of ________ times:

         (i) 100% of the Plan Bonus Amount (as hereinafter defined) in effect immediately prior to the Notice Date, or

         (ii) if no Plan Bonus Amount shall be in effect or readily determinable by Sterling Software with respect to the Executive immediately prior to the Notice Date, an amount equal to the aggregate amount of the bonus, incentive or other cash compensation, in addition to (but not including) the Executive's annual base salary, received by the Executive pursuant to any bonus, incentive compensation, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company during the 365 days immediately prior to the Notice Date.

         As used herein, the term "Plan Bonus Amount" shall mean the aggregate amount (calculated to avoid duplication, on an annualized basis and with respect only to the fiscal year of Sterling Software in which the Notice Date occurs) of the budgeted or otherwise authorized or contemplated bonus, incentive or other cash compensation, in addition to (but not including) the Executive's base salary, to be paid to the Executive under any bonus, incentive compensation, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company upon attainment of 100% of the plan or
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         target amount specified in such agreement, policy, plan, program or arrangement, whether or not attained at the time of termination.

     2.  References to and Continuation of Agreement.  On and after the date
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hereof, each reference in the Agreement to "this Agreement," "hereunder,"
"hereof," "herein," or words of like import referring to the Agreement will be a reference to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Agreement will remain in full force and effect and is hereby ratified and confirmed.

     3.  Governing Law. The validity, interpretation, construction and
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performance of this Amendment will be governed by and construed in accordance with the substantive laws of the State of Delaware, without giving effect to conflict of laws principles of such State.

     4.  Counterparts. This Amendment may be executed in one or more
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counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.


                                        STERLING SOFTWARE, INC.



                                        By:
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                                             Sterling L. Williams,
                                             President & Chief Executive Officer


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